                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 31, 1997


                        HOME PROPERTIES OF NEW YORK, INC.
             (Exact name of Registrant as specified in its Charter)


MARYLAND                            1-13136                           16-1455126
(State or other jurisdiction       (Commission file number)     (I.R.S. Employer
of incorporation or organization                                 Identification
                                                                        Number)


                               850 CLINTON SQUARE
                            ROCHESTER, NEW YORK 14604
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                                 Not applicable
          (Former name or former address, if changed since last report)


                                                   Consecutive No. Page 1 of
                                                       Exhibit Index at Page

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                        HOME PROPERTIES OF NEW YORK, INC.

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                                  ON FORM 8-K/A


Home Properties of New York, Inc. hereby amends items 2, 5 and 7 of its Current Report on Form 8-K, which was filed on February 20, 1998 as follows:

Item 2. Acquisition of Assets.

The information previously disclosed in Item 2 in the Form 8-K filed on February 20, 1998 should have been disclosed in Item 5 of that Form 8-K rather than in
Item 2 and this Amendment hereby removes that disclosure from Item 2 and places it in Item 5.

Item 5. Other Matters.

The information previously disclosed in Item 2 of the Form 8-K filed on February 20, 1998 is hereby incorporated in its entirety in this Item 5.

Item 7. Financial Statements and Exhibits.

     a. Financial Statements. As the information is now disclosed in Item 5, no financial statements are required to be filed.

     b. Pro Forma Financial Information. As the information is now disclosed on Item 5, no financial statements are required to be filed.

     c.   Exhibits. There are no additional exhibits.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  HOME PROPERTIES OF NEW YORK, INC.
                  (Registrant)

                  Date:    March 23, 1998


                  By:      /s/ David P. Gardner
                           ------------------------------------
                           David P. Gardner
                           Vice President
                           Chief Financial Officer and
                           Treasurer


                  Date:    March 23, 1998

                  By:      /s/ Norman Leenhouts
                           -------------------------------------
                           Norman Leenhouts
                           Chairman
                           Co-Chief Executive Officer

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